UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2006

The McClatchy Company

(Exact name of registrant as specified in its charter)

Delaware	1-9824	52-2080478
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2100 Q Street Sacramento, CA	95816
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (916) 321-1846

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

Stock and Asset Purchase Agreements

On June 7, 2006, The McClatchy Company, a Delaware corporation (“McClatchy” or the “Company”), announced it has entered into definitive agreements to sell the Akron Beacon Journal, the (Fort Wayne) News-Sentinel, the Duluth News Tribune, the Grand Forks Herald, and the (Aberdeen) American News (the “Newspapers”).

Pursuant to the terms and subject to the conditions set forth in each of the purchase agreements referenced below (the “Purchase Agreements”) and following the completion of the merger of Knight Ridder, Inc. (“Knight Ridder”) with and into McClatchy, McClatchy will sell the outstanding capital stock of certain entities and certain related assets used to conduct the business of operating each of the Newspapers and certain associated publications.

On June 7, 2006, McClatchy entered the following Purchase Agreements:

•	McClatchy entered into a Stock and Asset Purchase Agreement by and between McClatchy and Sound Publishing Holdings, Inc., a Washington corporation and wholly owned subsidiary of Black Press, Ltd., a British Columbia company (“Sound”), in connection with the sale of the Akron Beacon Journal for $165 million in cash and the assumption of certain liabilities by Sound;

•	McClatchy entered into a Stock and Asset Purchase Agreement by and between McClatchy and The Nutting Newspapers, Inc. (“Nutting”), a West Virginia corporation, in connection with the sale of the (Fort Wayne) News-Sentinel for $92.6 million in cash and the assumption of certain liabilities by Nutting;

•	McClatchy entered into a Stock and Asset Purchase Agreement by and between McClatchy and Schurz Communications, Inc. (“Schurz”), an Indiana corporation, in connection with the sale of the (Aberdeen) American News for $28 million in cash and the assumption of certain liabilities by Schurz; and

•	McClatchy entered into two separate Stock and Asset Purchase Agreements by and between McClatchy and Forum Communications Company, a North Dakota corporation (“Forum”) in connection with the sale of the Duluth News Tribune for $70 million in cash and the assumption of certain liabilities by Forum and the sale of the Grand Forks Herald for $65 million in cash and the assumption of certain liabilities by Forum.

The sales of the newspapers contemplated by the Purchase Agreements are referred to in this report as the “Newspaper Sales.”

Pursuant to the Purchase Agreements, following the closing of the Newspaper Sales, McClatchy will indemnify each of Sound, Nutting, Forum and Schurz and their respective affiliates and their stockholders, officers, directors, employees, affiliates, agents and representatives from all losses related to (i) certain liabilities that are not assumed by any of Sound, Nutting, Forum or Schurz, (ii) breach of certain representations and warranties of McClatchy related to the corporate authority of McClatchy, regulatory consents required to consummate the applicable Newspaper Sales, brokers’ or finders’ fees and title to entities being sold pursuant to the applicable Newspaper Sales, (iii) certain taxes in connection with the applicable Newspaper Sales and (iv) certain employee benefits matters. In addition, pursuant to the Purchase Agreements, each of Sound, Nutting, Forum and Schurz will indemnify McClatchy and its affiliates and their respective stockholders, officers, directors, employees, affiliates, agents and representatives from all losses related to (i) any of the liabilities assumed by Sound, Nutting, Forum or Schurz, as the case may be, in connection with the applicable Newspaper Sales, or (ii) breach of certain representations and warranties of each of Sound, Nutting, Forum or Schurz related to their respective corporate authority, regulatory consents required to consummate the applicable Newspaper Sale, brokers’ or finders’ fees and the solvency of Sound, Nutting, Forum or Schurz, respectively, following the applicable Newspaper Sale.

McClatchy and each of Sound, Nutting, Forum and Schurz made customary representations, warranties and covenants in the Purchase Agreements. McClatchy further agreed to exercise its contractual rights under the merger agreement with Knight Ridder so as to use commercially reasonable efforts to require that the entities and related assets being sold in connection with the Newspaper Sales are operated in the ordinary course of business prior to the consummation of the merger with Knight Ridder. Following the consummation of the merger with Knight Ridder and prior to the consummation of the Newspaper Sales, McClatchy has agreed to operate the entities and related assets being sold in connection with the Newspaper Sales in the ordinary course of business. McClatchy also agreed to exercise its contractual rights under the merger agreement with Knight Ridder to prevent Knight Ridder from taking certain actions with respect to the entities and related assets being sold in connection with the Newspaper Sales.

The completion of each of the Newspaper Sales is subject to various conditions, including the consummation of the merger of Knight Ridder with and into McClatchy, the expiration or termination of the applicable Hart-Scott-Rodino waiting period, absence of a material adverse effect on the businesses being sold, accuracy of representations and warranties, compliance with covenants and certain other customary conditions.

The Purchase Agreements contain certain termination rights for both McClatchy and each of Sound, Nutting, Forum and Schurz, as the case may be. In addition, each of the Purchase Agreements immediately terminate upon the termination of the merger agreement with Knight Ridder.

The foregoing description of the Purchase Agreements is qualified in its entirety by reference to the full text of the Purchase Agreements, which are attached to this Report as Exhibits 2.1, 2.2, 2.3, 2.4 and 2.5 and incorporated herein by reference. The Purchase Agreements have been attached to provide investors with information regarding their respective terms. It is not intended to provide any other factual information about McClatchy, Sound, Nutting, Forum or Schurz. In particular, the assertions embodied in the representations and warranties contained in the Purchase Agreements are qualified by information in confidential disclosure schedules provided by McClatchy, Sound, Nutting, Forum and Schurz in connection with the signing of the Purchase Agreements. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Purchase Agreements. Moreover, certain representations and warranties in the Purchase Agreements were used for the purpose of allocating risk between McClatchy and each of Sound, Nutting, Forum and Schurz rather than establishing matters as facts. Accordingly, you should not rely on the representations and warranties in the Purchase Agreements as characterizations of the actual state of facts about McClatchy, Knight Ridder or its divisions, Sound, Nutting, Forum or Schurz.

Item 8.01. Other Events.

On June 7, 2006, The McClatchy Company, a Delaware corporation, issued press releases announcing that it entered into definitive agreements with each of Sound, Nutting, Forum and Schurz.

The full text of the press releases are furnished as Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
2.1	Stock and Asset Purchase Agreement The McClatchy Company and Sound Publishing Holdings, Inc., dated June 7, 2006

2.2	Stock and Asset Purchase Agreement The McClatchy Company and The Nutting Newspapers, Inc., dated June 7, 2006

2.3	Stock and Asset Purchase Agreement The McClatchy Company and Forum Communications Company, dated June 7, 2006

2.4	Stock and Asset Purchase Agreement The McClatchy Company and Forum Communications Company, dated June 7, 2006

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2.5	Stock and Asset Purchase Agreement The McClatchy Company and Schurz Communications, Inc., dated June 7, 2006

99.1	Press Release issued by The McClatchy Company, dated June 7, 2006

99.2	Press Release issued by The McClatchy Company, dated June 7, 2006

99.3	Press Release issued by The McClatchy Company, dated June 7, 2006

99.4	Press Release issued by The McClatchy Company, dated June 7, 2006

99.5	Press Release issued by The McClatchy Company, dated June 7, 2006

IMPORTANT ADDITIONAL INFORMATION

On April 14, 2006, McClatchy filed with the SEC a Registration Statement on Form S-4 (Registration No. 333-133321) containing a preliminary Prospectus/Proxy Statement/Information Statement regarding the proposed transaction between McClatchy and Knight Ridder. This material is not a substitute for the final Prospectus/Proxy Statement/Information Statement regarding the proposed acquisition. Investors and security holders of McClatchy and Knight Ridder are urged to read the preliminary Prospectus/Proxy Statement/Information Statement and the final Prospectus/Proxy Statement/Information Statement carefully when available because they will contain important information about McClatchy, Knight Ridder, the transaction and related matters. The final Prospectus/Proxy Statement/Information Statement will be mailed to stockholders of McClatchy and Knight Ridder. Investors and security holders will be able to obtain free copies of the Registration Statement and the final Prospectus/Proxy Statement/Information Statement and other documents filed with the SEC by McClatchy and Knight Ridder through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the Registration Statement and the final Prospectus/Proxy Statement/Information Statement when they become available from McClatchy by contacting Investor Relations at www.mcclatchy.com, by mail to 2100 Q Street, Sacramento, CA 95816 or by telephone at 916-321-1846 or from Knight Ridder by contacting Investor Relations at www.knightridder.com, by mail to Suite 1500, 50 W. San Fernando St., San Jose, CA 95113 or by telephone at 408-938-7838.

McClatchy and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Knight Ridder in connection with the proposed transaction between McClatchy and Knight Ridder. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the final Prospectus/Proxy Statement/Information Statement described above. Additional information regarding these directors and executive officers is also included in McClatchy’s proxy statement for its 2006 Annual Meeting of Stockholders, which was filed with the SEC on or about March 29, 2006. This document is available free of charge at the SEC’s web site at www.sec.gov and from McClatchy by contacting Investor Relations at www.mcclatchy.com, by mail to 2100 Q Street, Sacramento, CA 95816 or by telephone at 916-321-1846.

Knight Ridder and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the stockholders of Knight Ridder in connection with the proposed transaction between McClatchy and Knight Ridder. Information regarding the special interests of these directors and executive officers in the proposed transaction between McClatchy and Knight Ridder will be included in the final Prospectus/Proxy Statement/Information Statement described above. Additional information regarding these directors and executive officers is also included in Knight Ridder’s proxy statement for its 2005 Annual Meeting of Stockholders, which was filed with the SEC on or about March 24, 2005. This document is available free of charge at the SEC’s web site at www.sec.gov and from Knight Ridder by contacting Investor Relations at www.knightridder.com, by mail to Suite 1500, 50 W. San Fernando St., San Jose, CA 95113 or by telephone at 408-938-7838.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MCCLATCHY COMPANY

Date: June 12, 2006	By:	/s/ Patrick J. Talamantes
	Name:	Patrick J. Talamantes
	Title:	Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description
2.1	Stock and Asset Purchase Agreement The McClatchy Company and Sound Publishing Holdings, Inc., dated June 7, 2006

2.2	Stock and Asset Purchase Agreement The McClatchy Company and The Nutting Newspapers, Inc., dated June 7, 2006

2.3	Stock and Asset Purchase Agreement The McClatchy Company and Forum Communications Company, dated June 7, 2006

2.4	Stock and Asset Purchase Agreement The McClatchy Company and Forum Communications Company, dated June 7, 2006

2.5	Stock and Asset Purchase Agreement The McClatchy Company and Schurz Communications, Inc., dated June 7, 2006

99.1	Press Release issued by The McClatchy Company, dated June 7, 2006

99.2	Press Release issued by The McClatchy Company, dated June 7, 2006

99.3	Press Release issued by The McClatchy Company, dated June 7, 2006

99.4	Press Release issued by The McClatchy Company, dated June 7, 2006

99.5	Press Release issued by The McClatchy Company, dated June 7, 2006